UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2021

MEDLEY MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36638	47-1130638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 759-0777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	MDLY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 6, 2021, Medley Management, Inc. (“MDLY”) was notified by the New York Stock Exchange (“NYSE”) that the staff of NYSE Regulation, Inc. (“NYSE Regulation”) (i) intended to implement a halt in trading of MDLY’s Class A Common Stock  (the “Common Stock”) and Medley LLC’s debt securities (the “Notes”) in anticipation of pending material news and (ii) then subsequently determined to commence proceedings to delist and immediately suspend the Common Stock and the Notes from the NYSE on July 7, 2021 in view of the filing of the Combined Disclosure Statement and Plan (as defined below) with the United States Bankruptcy Court for the District of Delaware.

Item 8.01. Other Events.

Medley LLC Subsidiary Proposed Combined Disclosure Statement and Plan

On July 6, 2021, Medley LLC, in its voluntary case (the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (captioned In re: Medley LLC, Case No. 21-10526 (KBO)), filed with the Bankruptcy court a proposed Combined Disclosure Statement and Chapter 11 Plan of Reorganization and Wind-Down of Medley LLC (the “Combined Disclosure Statement and Plan”).  In connection with the Chapter 11 Case, Medley LLC intends to seek the Bankruptcy Court’s approval and confirmation of the Combined Disclosure Statement and Plan. There can be no assurances that Medley LLC will obtain the Bankruptcy Court’s approval and/or confirmation of the Combined Disclosure Statement and Plan, or that if the Combined Disclosure Statement and Plan is approved, that the reorganization and wind-down of Medley LLC will be successfully implemented as contemplated by the Combined Disclosure Statement and Plan (including the treatment of stakeholders described below). This Current Report on Form 8-K is not a solicitation of votes to accept or reject the Combined Disclosure Statement and Plan or an offer to sell or exchange securities of Medley LLC or MDLY. Any solicitation of votes or offer to sell or exchange or solicitation of an offer to buy or exchange any securities of Medley LLC or MDLY will be made only pursuant to and in accordance with the Combined Disclosure Statement and Plan following approval by the Bankruptcy Court. Capitalized terms used in this Item 8.01 under this heading titled “Proposed Combined Disclosure Statement and Plan” but not otherwise defined herein shall have the respective meanings given to such terms in the Combined Disclosure Statement and Plan.

Summary of stakeholder treatment under Medley LLC’s proposed Combined Disclosure Statement and Plan:

●	Secured Claims. Each holder of an Allowed Secured Claim shall receive, at the option of the Debtor and in its sole discretion: (i) payment in full in Cash of its Allowed Secured Claim; (ii) the collateral securing its Allowed Secured Claim; (iii) Reinstatement of its Allowed Secured Claim; or (iv) such other treatment rendering its Allowed Secured Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.

●	Other Priority Claims. Each holder of an Allowed Other Priority Claim shall receive treatment in a manner consistent with section 1129(a)(9) of the Bankruptcy Code.

●	Notes Claims. Each holder of an Allowed Notes Claim shall receive a pro rata share of the Unsecured Claims Pool. “Unsecured Claims Pool” means all of the Liquidating Trust Assets after payment of all (i) Allowed Secured Claims, (ii) Allowed Administrative Expenses, (iii) Allowed Priority Claims, (iv) Liquidating Trust Expenses, and the proceeds therefrom. “Liquidating Trust Assets” means (a) the Debtor’s Cash, (b) the Causes of Action and their proceeds, (c) all net proceeds from the Remaining Company Contracts, after payment of all costs of Medley Capital and costs necessary for the continued limited operation of the Reorganized Debtor, (d) the MDLY Tax Refund, (e) one percent (1%) of the Debtor’s equity interests, solely for the purpose of conferring standing upon the Liquidating Trustee to institute Liquidating Trust Litigation Claims pursuant to the provisions of the Delaware Limited Liability Company Act (the “LLC Act”), and (e) any Records relating to the foregoing. Notwithstanding the foregoing, the Liquidating Trust Assets shall not include the Debtor’s equity interests in any non-debtor Affiliate, which shall be assets of the Reorganized Debtor. “Liquidating Trust Expenses” means all reasonable and necessary fees, costs and expenses of the Liquidating Trusts, as determined in the reasonable discretion of the Liquidating Trustee in his or her business judgment, including but not limited to retained professionals of the Liquidating Trust and the Reorganized Debtor.

●	General Unsecured Claims. Each holder of an Allowed General Unsecured Claim shall receive a pro rata share of the Unsecured Claims Pool

●	Intercompany Claims. Each Allowed Intercompany Claim shall be canceled, released, and extinguished, and without any distribution, at the Debtor’s election and in its sole discretion.

●	Interests. Each holder of an Interest shall retain such Interest, except that, as set forth in Section VII.F of the Combined Disclosure Statement and Plan, on the Effective Date, the Debtor shall issue and transfer a 1% membership interest in the Debtor to the Liquidating Trust; provided that any economic rights related to the Interests shall transfer and vest in the Liquidation Trust and be included in the Unsecured Claims Pool. Further, nothing in the Combined Disclosure Statement and Plan shall amend or alter the Fifth Amended and Restated Limited Liability Agreement, which, among other things, provide that the business, property and affairs of the Debtor shall be managed under the sole, absolute and exclusive direction of the Michelle Dreyer as the Debtor’s Independent Manager. Further, Ms. Dreyer’s authority as Independent Manager may not be amended or modified absent an Order of the Court for good cause shown, after notice of no less than twenty-eight (28) days and an opportunity for hearing.

A copy of the Combined Disclosure Statement and Plan is furnished as Exhibit 99.1 and is incorporated herein by reference. The above description of the Combined Disclosure Statement and Plan is a summary only and is qualified in its entirety by reference to the full text of the Combined Disclosure Statement and Plan.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding Medley LLC’s intention to seek the Bankruptcy Court’s approval and confirmation of the Combined Disclosure Statement and Plan, the intended reorganization of Medley LLC as contemplated by the Plan, and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions. Such forward-looking statements represent management's current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of MDLY’s and Medley LLC’s securities or cause actual results to differ materially from those indicated by such forward-looking statements. These important factors include, but are not limited to, (i) Medley LLC’s ability to obtain the Bankruptcy Court’s approval and confirmation of the Combined Disclosure Statement and Plan, including the treatment of the claims of Medley LLC’s noteholders and other creditors, among others, (ii) Medley LLC’s ability to obtain approval by the Bankruptcy Court of motions in the Chapter 11 Case, the Bankruptcy Court’s other rulings in the Chapter 11 Case, and the outcome of the Chapter 11 Case in general, (iii) the effects of the Chapter 11 Case on MDLY’s and Medley LLC’s businesses and the interests of various constituents and stakeholders, (iv) the length of time Medley LLC will operate under Chapter 11 protection, and the risks associated with potential disruptions to the business, (v) risks associated with third-party motions in the Chapter 11 Case, which may interfere with Medley LLC’s ability to develop and consummate the Plan or any other plan of reorganization, (vi) the potential adverse effects of the Chapter 11 Case on MDLY’s and Medley LLC’s liquidity, results of operations or business prospects, (vii) the ability to execute on MDLY’s and Medley LLC’s business and restructuring plans, (viii) increased legal and advisor costs related to the Chapter 11 Case and other litigation and the inherent risks involved in a bankruptcy process, (ix) the consequences of the acceleration of Medley LLC’s debt obligations, (x) the trading price and volatility of MDLY’s Class A Common Stock, and the trading price and volatility of Medley LLC’s 7.25% senior notes due 2024 and 6.875% senior notes due 2026, and the related ability to remain listed on the NYSE, and the effect of the halt of trading by the NYSE of MDLY’s Class A Common Stock and Medley LLC’s senior notes, and (xi) uncertainties associated with the impact from the ongoing COVID-19 pandemic, (xii) uncertainties and risks associated with the outcome of, and timeframe for, the Securities and Exchange Commission investigation previously disclosed, and (xiii) other factors disclosed by MDLY and Medley LLC from time to time in their respective filings with the Securities and Exchange Commission, including those discussed under the caption “Risk Factors” in Part I. Item 1A of MDLY’s and Medley LLC’s Annual Reports on Form 10-K for the fiscal year ended December 31, 2020, in MDLY’s and Medley LLC’s Quarterly Reports on Form 10-Q and in MDLY’s and Medley LLC’s other reports and filings with the Securities and Exchange Commission. These important factors, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While MDLY or Medley LLC may elect to update such forward-looking statements at some point in the future, MDLY and Medley LLC disclaim any obligation to do so, even if subsequent events cause their views to change. These forward-looking statements should not be relied upon as representing MDLY’s or Medley LLC’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Proposed Combined Disclosure Statement and Chapter 11 Plan of Reorganization and Wind-Down of Medley LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDLEY MANAGEMENT INC.
By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

Date: July 7, 2021

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